Exhibit 99.4



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                  DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC,
                                     Buyer

                                      and

                 DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC,
                                    Seller

                          SECOND AMENDED AND RESTATED

                        RECEIVABLES PURCHASE AGREEMENT

                         Dated as of December 16, 2004

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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.01.  Certain Defined Terms.........................................2
SECTION 1.02.  Other Definitional Provisions.................................3

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

SECTION 2.01.  Conveyance of Receivables.....................................3
SECTION 2.02.  Representations and Warranties of the Seller Relating to
               the Seller and the Agreement..................................5
SECTION 2.03.  Representations and Warranties of the Seller Relating to
               the Receivables...............................................7
SECTION 2.04.  Addition of Accounts..........................................9
SECTION 2.05.  Covenants of the Seller......................................10
SECTION 2.06.  Removal of Eligible Accounts.................................11
SECTION 2.07.  Removal of Ineligible Accounts...............................13
SECTION 2.08.  Sale of Ineligible Receivables...............................14
SECTION 2.09.  Common Collateral Security...................................14

                                 ARTICLE III
                 ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 3.01.  Acceptance of Appointment and Other Matters Relating to
               the Servicer.................................................15
SECTION 3.02.  Servicing Compensation.......................................15

                                  ARTICLE IV

                   ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.01.  Allocations and Applications of Collections and Other
               Funds........................................................16

                                   ARTICLE V

                     OTHER MATTERS RELATING TO THE SELLER

SECTION 5.01.  Merger or Consolidation of, or Assumption, of the
               Obligations of the Seller....................................16
SECTION 5.02.  Seller Indemnification of the Buyer..........................16

                                  ARTICLE VI

                                  TERMINATION

SECTION 6.01.  Termination..................................................17


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                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

SECTION 7.01.  Amendment....................................................18
SECTION 7.02.  Protection of Right, Title and Interest to Receivables.......19
SECTION 7.03.  Limited Recourse.............................................20
SECTION 7.04.  No Petition..................................................20
SECTION 7.05.  GOVERNING LAW................................................20
SECTION 7.06.  Notices......................................................20
SECTION 7.07.  Severability of Provisions...................................20
SECTION 7.08.  Assignment...................................................21
SECTION 7.09.  Further Assurances...........................................21
SECTION 7.10.  No Waiver; Cumulative Remedies...............................21
SECTION 7.11.  Counterparts.................................................21
SECTION 7.12.  Third-Party Beneficiaries....................................21
SECTION 7.13.  Merger and Integration.......................................21
SECTION 7.14.  Headings.....................................................22


                            EXHIBITS AND SCHEDULES

EXHIBIT A      Form of Assignment
EXHIBIT B      Form of Opinion of Counsel
EXHIBIT C      Form of Opinion of Counsel
EXHIBIT D      Form of Reassignment

SCHEDULE 1  List of Accounts


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          SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 16, 2004, between DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors, the "Buyer"), and DAIMLERCHRYSLER SERVICES
NORTH AMERICA LLC, a limited liability company organized under the laws of the State of Michigan (together with its successors, the "Seller").

                                  WITNESSETH:

          WHEREAS, the Seller (as successor to Chrysler Financial Company, L.L.C., which itself was the successor to Chrysler Financial Corporation, which itself was the successor to Chrysler Credit Corporation) in the ordinary course of its business finances the purchase of floorplan inventory by automotive dealers thereby generating certain payment obligations;

          WHEREAS, the Seller sells certain of such existing and future payment obligations from time to time to the Buyer (as transferee from U.S. Auto Receivables Company, which itself was the transferee from Chrysler Auto Receivables Company), pursuant to the Receivables Purchase Agreement dated as of May 31, 1991, as amended and restated on November 14, 2003 (as so amended and restated, the "Existing Agreement");

          WHEREAS, on and as of December 16, 2004 (the "Effective Date"), the Buyer shall no longer sell such payment obligations to CARCO Auto Loan Master Trust (the "CARCO Trust") pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 5, 2001, as amended by the First Amendment thereto dated as of November 14, 2003 (together, the "Pooling and Servicing Agreement"), among the Buyer, as seller, the Seller, as servicer, and The Bank of New York, as trustee (the "CARCO Trust Trustee"), and the Pooling and Servicing Agreement shall be terminated and the CARCO Trust dissolved;

          WHEREAS, beginning on the Effective Date, the Buyer shall sell such payment obligations and assign all of its rights hereunder, to DaimlerChrysler Master Owner Trust (the "Trust") pursuant the Sale and Servicing Agreement dated as of December 16, 2004 (as the same may from time to time be amended, supplemented or otherwise modified, the "Sale and Servicing Agreement"), among the Buyer, as seller, the Seller, as servicer, and the Trust; and

          WHEREAS, pursuant to the Amended and Restated Indenture dated as of December 16, 2004 (as the same may from time to time be amended, supplemented or otherwise modified, the "Indenture"), between the Trust and The Bank of New York, as indenture trustee (together with its permitted successors in such capacity, the "Trustee"), the Trust shall grant a security interest in such payment obligations and its assigned rights hereunder to the Trustee for the benefit of the Secured Parties, including the Noteholders.

          NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Existing Agreement in its entirety as follows:

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                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Certain Defined Terms.

          Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Sale and Servicing Agreement. For purposes of this Agreement, the following terms have the following meanings:

          "Account" means each Initial Account and, from and after the related Addition Date, each Additional Account. The term "Account" shall not apply to any Removed Accounts reassigned or assigned to the Seller in accordance with the terms of this Agreement.

          "Additional Cut-Off Date" means, with respect to Additional Accounts, the day specified in the Addition Notice delivered with respect to such Additional Accounts pursuant to Section 2.04(a).

          "Agreement" means this Second Amended and Restated Receivables Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

          "Closing Date" means the issuance date for any series of certificates under the Pooling and Servicing Agreement or for any Series or Class of Notes under the Indenture.

          "Collection Account" means (i) prior to the Effective Date, the "Collection Account" established and maintained in the name of the CARCO Trust Trustee pursuant to Section 4.02 of the Pooling and Servicing Agreement and
(ii) on and after the Effective Date, the "Collection Account" established and maintained in the name of the Trustee pursuant to Section 402(a) of the Indenture.

          "Cut-Off Date" means May 31, 1991.

          "Effective Cut-Off Date" has the meaning given to the term "Initial Cut-Off Date" in the Sale and Servicing Agreement.

          "Existing Accounts" means (i) the Initial Accounts, if any, plus
(ii) all the Additional Accounts whose Addition Dates occur on or before the Effective Date, minus (iii) all the Removed Accounts whose Removal Dates occur on or before the Effective Date.

          "Initial Account" means each individual wholesale financing account originated by Chrysler Credit Corporation with a Dealer pursuant to a Floorplan Financing Agreement which was identified in the computer file or microfiche or written list delivered to the Buyer, and by the Buyer to the CARCO Trust Trustee, on the first Closing Date.

          "Purchasers" has the meaning given to the term "Purchased Receivables Owners" in the Sale and Servicing Agreement.


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          "Schedule of Existing Accounts" has the meaning specified in the third paragraph of Section 2.01.

          SECTION 1.02. Other Definitional Provisions.

          The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

          SECTION 2.01. Conveyance of Receivables.

          By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Buyer on the first Closing Date, in the case of Initial Accounts, and on the applicable Addition Date, in the case of Additional Accounts, all of its right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof. Subject to Article VI, as of each Business Day prior to the earlier of (x) the occurrence of an Insolvency Event with respect to the Seller, the Servicer, the Buyer or DaimlerChrysler and (y) the Trust Termination Date, on which Receivables are created in the Accounts (a "Transfer Date"), the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Buyer, all of its right, title and interest in, to and under the Receivables in each Account (other than any Receivables created in any Designated Account from and after the applicable Removal Commencement Date) and all Collateral Security with respect thereto owned by the Seller at the close of business on such Transfer Date and not theretofore conveyed to the Buyer, all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof. The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Buyer of any obligation of the Servicer, the Seller, DaimlerChrysler or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

          In connection with such sales, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) naming the Seller as "seller" and the Buyer as "buyer" thereon with respect to the Receivables now existing and hereafter created for the sale of "tangible chattel paper", "accounts" or "payment intangibles" (each as defined in Section 9-102 of the UCC as in effect in the relevant jurisdiction) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the


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Collateral Security to the Buyer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Buyer on or prior to the first Closing Date, in the case of Initial Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts. In addition, the Seller shall cause to be timely filed in the appropriate filing office any UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Seller. The Buyer shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales.

          In connection with such sales, the Seller further agrees, at its own expense, on or prior to the first Closing Date, in the case of Initial Accounts, the applicable Addition Date, in the case of Additional Accounts, and the applicable Removal Commencement Date, in the case of Removed Accounts,
(a) to indicate in its computer files that the Receivables created in connection with the Accounts (other than Removed Accounts) have been sold, and the Collateral Security assigned, to the Buyer pursuant to this Agreement and that, from and after the Effective Date, such Receivables and the related Collateral Security (including the outstanding Receivables and related Collateral Security created in connection with the Existing Accounts previously sold by the Buyer to the CARCO Trust pursuant to the Pooling and Servicing Agreement) have been sold to the Trust pursuant to the Program Amendment Agreement and the Sale and Servicing Agreement and pledged by the Trust to the Trustee for the benefit of the Noteholders and the other Secured Parties pursuant to the Indenture and (b) to deliver to the Buyer a computer file or microfiche or written list containing a true and complete list of all such Accounts (other than Removed Accounts) specifying for each such Account, as of the Cut-Off Date, in the case of Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, (i) its account number, (ii) the aggregate amount of Receivables outstanding in such Account and (iii) the aggregate amount of Principal Receivables in such Account. Such file, microfiche or list, as amended and/or supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. The Seller also agrees, at its own expense, to deliver to the Buyer an updated Schedule 1 to this Agreement (the "Schedule of Existing Accounts") specifying, as of the Effective Cut-Off Date, for each Existing Account (1) its account number, (2) the aggregate amount of Receivables outstanding in such Existing Account and (3) the aggregate amount of Principal Receivables in such Existing Account.

          In consideration for the sale of Receivables, together with the related Collateral Security, sold to the Buyer on the first Closing Date, the Buyer shall pay to the Seller $495,855,802.38 in cash. Subject to Article VI, the purchase price for the Receivables sold by the Seller to the Buyer on each Addition Date and on each Transfer Date thereafter shall be a price agreed to by the Buyer and the Seller at the time of acquisition by the Buyer, which price shall not, in the opinion of the Buyer, be materially less favorable to the Buyer than prices for transactions of a generally similar character at the time of the acquisition taking into account the quality of such Receivables and other pertinent factors; provided that such consideration shall in any event not be less than reasonably equivalent value therefor.

          The parties hereto intend that the transfers of Receivables and related Collateral Security effected by this Agreement be sales. Nevertheless, if such transfers are deemed to be



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transfers for security, then this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and the conveyance by the Seller provided for in this Agreement shall also be deemed to be and hereby is a grant by the Seller to the Buyer of a security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under such Receivables and related Collateral Security.

          SECTION 2.02. Representations and Warranties of the Seller Relating to the Seller and the Agreement.

          The Seller hereby represents and warrants to the Buyer as of each Closing Date and the Effective Date that:

          (a) Organization and Good Standing. The Seller is a limited liability company duly organized and validly existing and in good standing under the law of the State of Michigan and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) Due Qualification. The Seller is duly qualified to do business and, where necessary, is in good standing as a foreign company (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (c) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for or contemplated by this Agreement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

          (d) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound.

          (e) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Seller, will not conflict with or violate any material Requirements of Law applicable to the Seller.

          (f) No Proceedings. There are no proceedings or, to the best knowledge of the Seller, investigations, pending or threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement,


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     (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the income tax attributes of the Trust (or the CARCO Trust, as applicable) under the United States Federal or any State income, single business or franchise tax systems.

          (g) All Consents Required. All appraisals, authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof or thereof, have been obtained.

          (h) Enforceability. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (i) Record of Accounts. As of the first Closing Date, in the case of Initial Accounts and, as of the applicable Addition Date, in the case of the Additional Accounts, Schedule 1 to this Agreement is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date or such applicable Additional Cut-Off Date, as the case may be. As of the Effective Date, the Schedule of Existing Accounts delivered by the Seller pursuant to the fourth paragraph of Section 2.01 is an accurate and complete listing in all material respects of all the Existing Accounts as of the Effective Cut-Off Date and the information contained therein with respect to the identity of the Existing Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Effective Cut-Off Date.

          (j) Valid Transfer. This Agreement or, in the case of Additional Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Buyer of all right, title and interest of the Seller in the Receivables and the Collateral Security and the proceeds thereof. Upon the filing of the financing statements described in Section 2.01 with the Secretary of State of the State of Michigan and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Buyer shall have a first priority perfected ownership interest in such property, subject to the rights of the Purchasers in any Collateral Security in respect of the Partial Accounts (other than the Vehicles relating to Principal Receivables arising in the Partial Accounts). Except for Liens permitted hereunder and under the Sale and Servicing Agreement (or the Pooling and Servicing Agreement, as applicable), neither the Seller nor any Person


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     claiming through or under the Seller has any claim to or interest in the
     Collateral of the Trust (or the assets of the CARCO Trust, as applicable).

          The representations and warranties set forth in this Section 2.02 shall survive the transfer and assignment of the Receivables to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

          In the event of any breach of any of the representations and warranties set forth in this Section 2.02 and if, in connection therewith, the Buyer shall be obligated to purchase the Noteholders' Interest pursuant to
Section 2.03 of the Sale and Servicing Agreement, the Seller shall repurchase the Receivables and the Collateral Security and shall pay to the Buyer on the Business Day preceding the Payment Date on which such purchase of the Noteholders' Interest is to be made an amount equal to the purchase price for the Noteholders' Interest as specified in the Sale and Servicing Agreement. The obligation of the Seller to purchase the Receivables pursuant to this
Section 2.02 shall constitute the sole remedy against the Seller respecting an event of the type specified in the first sentence of this paragraph available to the Buyer and to the Noteholders (or the Trustee on behalf of the Noteholders).

          SECTION 2.03. Representations and Warranties of the Seller Relating to the Receivables.

          (a) Representations and Warranties. The Seller hereby represents and warrants to the Buyer that:

              (i) Each Receivable and all Collateral Security existing on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, has been conveyed to the Buyer free and clear of any Lien, subject to the rights of the Purchasers in any Collateral Security in respect of the Partial Accounts (other than the Vehicles relating to the Principal Receivables arising in the Partial Accounts) and except for Liens permitted hereunder and under the Sale and Servicing Agreement (or the Pooling and Servicing Agreement, as applicable). Each outstanding Receivable and all Collateral Security existing on the Effective Date under the Existing Accounts has been conveyed to the Buyer on or before the Effective Date free and clear of any Lien, subject to the rights of the Purchasers in any Collateral Security in respect of the Partial Accounts (other than the Vehicles relating to the Principal Receivables arising in the Partial Accounts) and except for Liens permitted hereunder and under the Sale and Servicing Agreement (or the Pooling and Servicing Agreement, as applicable).

              (ii) With respect to each Receivable and all Collateral Security existing on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Collateral Security to the Buyer have been duly obtained, effected or given and are in full force and effect. With respect to each outstanding Receivable and all Collateral Security existing on the Effective Date, all consents, licenses, approvals or



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     authorizations of or registrations or declarations with any Governmental
     Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Collateral Security to the Buyer have been duly obtained, effected or given and are in full force and effect.

              (iii) On the Cut-Off Date and each Closing Date, each Initial Account is an Eligible Account and, in the case of Additional Accounts, on the applicable Additional Cut-Off Date and each subsequent Closing Date, each such Additional Account is an Eligible Account. On the Effective Cut-Off Date, the Effective Date and each subsequent Closing Date, each Existing Account is an Eligible Account.

              (iv) On the first Closing Date, in the case of the Initial Accounts, and, in the case of the Additional Accounts, on the applicable Additional Cut-Off Date, and on each Transfer Date, each Receivable conveyed to the Buyer on such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Buyer in accordance with Section 2.08. On the Effective Date, each outstanding Receivable under the Existing Accounts conveyed to the Buyer on or before the Effective Date is an Eligible Receivable as of the Effective Cut-Off Date or, if later, the applicable Transfer Date or, if such Receivable is not an Eligible Receivable, such Receivable was conveyed to the Buyer in accordance with Section 2.08.

          (b) Notice of Breach. The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Receivables to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the representations and warranties set forth in this Section 2.03, the party discovering such breach shall give prompt written notice to the other party.

          (c) Repurchase. In the event any representation or warranty under
Section 2.03(a) is not true and correct as of the date specified therein with respect to any Receivable or Account and the Buyer is, in connection therewith, required to purchase such Receivable or all Receivables in such Account pursuant to Section 2.04(c) of the Sale and Servicing Agreement, then, within 30 days (or such longer period as may be agreed to by the Buyer) of the earlier to occur of the discovery of any such event by the Seller or the Buyer, or receipt by the Seller or the Buyer of written notice of any such event given by the Trustee or any Enhancement Providers, the Seller shall repurchase the Receivable or Receivables of which the Buyer is required to accept reassignment pursuant to the Sale and Servicing Agreement on the Business Day preceding the Determination Date on which such reassignment is to occur.

          The Seller shall purchase each such Receivable by making a payment to the Buyer in immediately available funds on the Business Day preceding the Determination Date on which such reassignment is to occur in an amount equal to the Purchase Price for such Receivable. Upon payment of the Purchase Price, the Buyer shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Buyer in and to such Receivable, all Collateral Security and all monies due or to become due with respect thereto and all proceeds thereof. The Buyer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the



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conveyance of such Receivables pursuant to this Section 2.03. The obligation of the Seller to repurchase any such Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to the Buyer, the Trust and to the Noteholders (or the Trustee on behalf of Noteholders).

          SECTION 2.04. Addition of Accounts.

          (a) The Seller may from time to time offer to voluntarily designate additional Eligible Accounts (including Partial Accounts) to be included as Accounts ("Additional Accounts"), subject to the conditions specified in paragraph (b) below. If any such offer is accepted by the Buyer, Receivables and Collateral Security from such Additional Accounts shall be sold to the Buyer effective on a date (the "Addition Date") specified in a written notice provided by the Seller (or the Servicer on its behalf) to the Buyer and any Enhancement Providers specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the "Addition Notice") on or before the fifth Business Day but not more than 30th day prior to the related Addition Date (the "Notice Date"). The Addition Notice shall also specify whether such Additional Accounts are Partial Accounts.

          (b) The Seller shall be permitted to convey to the Buyer the Receivables and all Collateral Security related thereto in any Additional Accounts designated by the Seller as such pursuant to Section 2.04(a) only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

              (i) The Seller shall provide the Buyer and any Enhancement Providers with a timely Addition Notice.

              (ii) Such Additional Accounts shall all be Eligible Accounts.

              (iii) The Seller shall have delivered to the Buyer a duly executed written assignment (including an acceptance by the Buyer) in substantially the form of Exhibit A (the "Assignment") and the computer file microfiche or written list required to be delivered pursuant to
     Section 2.01.

              (iv) The Seller shall have delivered to the Buyer for deposit in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date.

              (v) (A) No selection procedures believed by the Seller to be adverse to the interests of the Buyer, the Trust or the Secured Parties were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and
     (C) as of each of the Notice Date and the Addition Date, neither the Seller, the Buyer nor the Servicer are insolvent nor will have been made insolvent by such transfer nor are aware of any pending insolvency.

              (vi) The Rating Agency Condition shall have been satisfied.

              (vii) The addition of the Receivables arising in such Additional Accounts shall not result in the occurrence of an Early Redemption Event.

              (viii) The Seller shall have delivered to the Buyer and any Enhancement Providers a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (ii) through (vii) above.

              (ix) On or before each Addition Date, the Seller shall deliver to the Buyer and any Enhancement Providers an opinion of counsel with respect to the Receivables in the Additional Accounts substantially in the form of Exhibit B.

          (c) The Seller hereby represents and warrants as of the applicable Addition Date as to the matters set forth in Section 2.04(b)(v). The representations and warranties set forth in Section 2.04(b)(v) shall survive the sale and assignment of the respective Receivables and Collateral Security to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other party and to any Enhancement Providers.

          (d) At least 20 days prior to each Addition Date in respect of the designation of any Additional Accounts pursuant to this Section 2.04, the Seller shall have given written notice of such designation to the Rating Agencies.

          The Seller and the Buyer each hereby ratifies, confirms and adopts each Assignment that was executed and delivered under the Existing Agreement prior to the Effective Date.

          SECTION 2.05. Covenants of the Seller.

          The Seller hereby covenants that:

          (a) No Liens. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or (subject to the rights of the Purchasers with respect to the Collateral Security arising in the Partial Accounts (other than the Vehicles relating to any Principal Receivables) and except as permitted under Section
2.09 hereof and under the Sale and Servicing Agreement) suffer to exist any Lien on, any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Buyer and the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

          (b) Floorplan Financing Agreements and Guidelines. The Seller shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Floorplan Financing Agreements relating to the Accounts and the Floorplan Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust or any of the Secured Parties. Subject to compliance with all Requirements of Law, the Seller may change the terms and provisions of the Floorplan Financing Agreement or the Floorplan Financing Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge assessed thereon) only if such change would be permitted pursuant to Section 3.01(d) of the Sale and Servicing Agreement.

          (c) Account Allocations. In the event that the Seller is unable for any reason to transfer Receivables to the Buyer then the Seller agrees that it shall allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of the Sale and Servicing Agreement; provided, however, that in the case of Partial Accounts Collections of Principal Receivables shall be allocated to the Principal Receivables to which such Collections relate. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Buyer and by the Buyer to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Buyer and Collections with respect thereto shall continue to be allocated and paid in accordance with
Article IV of the Sale and Servicing Agreement.

          (d) Delivery of Collections. In the event that the Seller receives Collections, the Seller agrees to pay the Servicer or any Successor Servicer all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller, but in no event later than two days after the receipt by the Seller thereof.

          (e) Notice of Liens. The Seller shall notify the Buyer and the Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or under the Sale and Servicing Agreement.

          (f) Compliance with Law. The Seller hereby agrees to comply in all material respects with all Requirements of Law applicable to the Seller.

          SECTION 2.06. Removal of Eligible Accounts.

          (a) On each Determination Date on which Accounts are removed from the Trust pursuant to Section 2.07 of the Sale and Servicing Agreement, the Buyer shall be deemed to have offered to the Seller automatically and without notice to or action by or on behalf of the Buyer, the right to remove Eligible Accounts from the operation of this Agreement in the manner prescribed in
Section 2.06(b).

          (b) To accept such offer and remove Accounts, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

              (i) not less than five Business Days prior to the Removal Commencement Date, furnish to the Buyer, the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of the Receivables of one or more Accounts will commence (a "Removal Commencement Date") and the Accounts the future generated Receivables of which are to be removed from the Trust and retransferred (the "Designated Accounts");

              (ii) determine on the Removal Commencement Date with respect to such Designated Accounts the aggregate balance of Principal Receivables in respect of each such Designated Account (the "Designated Balance") and amend Schedule 1 by delivering to the Buyer a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the Designated Balance;

              (iii) from and after such Removal Commencement Date, cease to transfer to the Buyer any and all Receivables arising in such Designated Accounts;

              (iv) from and after such Removal Commencement Date, allocate all Collections of Principal Receivables in respect of each Designated Account, first to the oldest outstanding principal balance of such Designated Account, until the Determination Date on which the Designated Balance with respect to such Designated Account is reduced to zero (the "Removal Date");

              (v) on each Business Day from and after such Removal Commencement Date to and until the related Removal Date, allocate (A) to the Buyer Defaulted Receivables and Collections of Non-Principal Receivables in respect of each Designated Account, based on the ratio of the aggregate amount of Principal Receivables in all Designated Accounts sold to the Buyer on such Business Day to the total aggregate amount of Principal Receivables in all such Designated Accounts on such Business Day and (B) to the Seller, the remainder of the Defaulted Receivables and Collections of Non-Principal Receivables in all such Designated Accounts on such Business Day;

              (vi) represent and warrant that the removal of any such Eligible Account on any Removal Date shall not, in the reasonable belief of the Seller, cause an Early Redemption Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

              (vii) represent and warrant that no selection procedures believed by the Seller to be adverse to the interests of the Trust or the Secured Parties were utilized in selecting the Designated Accounts;

              (viii) represent and warrant as of the Removal Date that the list of Removed Accounts delivered pursuant to clause (ii) above, as of the Removal Commencement Date, is true and complete in all material respects; and

              (ix) on or before the related Removal Commencement Date, deliver to Buyer, the Trust, the Trustee and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (vi) and
     (viii) above and confirming that the Seller reasonably believes that the removal of the Removed Accounts will not result in the occurrence of an Early Redemption Event; the Buyer may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          (c) Subject to Section 2.06(b), on the Removal Date with respect to any such Designated Account, the Seller shall cease to allocate any Collections therefrom in accordance with Section 2.06(b) and such Designated Account shall be deemed removed by operation of this Agreement for all purposes (a "Removed Account"). After the Removal Date and upon the written request of the Servicer, the Buyer shall deliver to the Seller a reassignment in substantially the form of Exhibit D (the "Reassignment").

          The Seller and the Buyer each hereby ratifies, confirms and adopts each Removed Account that has been removed in accordance with the terms of the Existing Agreement prior to the Effective Date.

          SECTION 2.07. Removal of Ineligible Accounts.

          (a) On any date on which an Account becomes an Ineligible Account (which shall be deemed the Removal Commencement Date with respect to such Account), the Seller shall commence removal of the Receivables of such Ineligible Account in the manner prescribed in Section 2.07(b).

          (b) With respect to each Account that becomes an Ineligible Account, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

              (i) furnish to the Buyer, the Trust, the Trustee and any Enhancement Providers a Removal Notice specifying a Removal Commencement Date and the Ineligible Accounts to be treated as Designated Accounts;

              (ii) determine on the Removal Commencement Date with respect to such Designated Accounts the Designated Balance with respect to each such Designated Account and amend Schedule 1 by delivering to the Buyer a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the Designated Balance;

              (iii) from and after such Removal Commencement Date, cease to transfer to the Buyer any and all Receivables arising in such Designated Accounts;

              (iv) from and after such Removal Commencement Date, allocate Collections of Principal Receivables in respect of each Designated Account, first to the oldest outstanding principal balance of such Designated Account, until the Removal Date with respect thereto; and

              (v) on each Business Day from and after such Removal Commencement Date to and until the related Removal Date, allocate (A) to the Buyer Defaulted Receivables and Collections of Non-Principal Receivables in respect of each Designated Account, based on the ratio of the aggregate amount of Principal Receivables in all Designated Accounts sold to the Buyer on such Business Day to the total aggregate amount of Principal Receivables in all such Designated Accounts on such Business Day and (B) to the Seller, the remainder of the Defaulted Receivables and Collections of Non-Principal Receivables in all such Designated Accounts on such Business Day.

          (c) On the Removal Date with respect to any such Designated Account, the Seller shall cease to allocate any Collections therefor in accordance herewith and such Designated Account shall be deemed a Removed Account. After the Removal Date and upon the written request of the Servicer, the Buyer shall deliver to the Seller a Reassignment.

          SECTION 2.08. Sale of Ineligible Receivables.

          The Seller shall sell to the Buyer on each Transfer Date any and all Receivables arising in any Eligible Accounts that are Ineligible Receivables, provided that on the Cut-Off Date or, in the case of Receivables arising in Additional Accounts, on the related Additional Cut-Off Date, and on the applicable Transfer Date, the Account in which such Receivables arise is an Eligible Account.

          SECTION 2.09. Common Collateral Security.

          (a) With respect to a Dealer that is the obligor under Receivables that have been or will be sold to the Buyer hereunder, the Seller may be or become a lender to such Dealer under an agreement or arrangement other than a Floorplan Financing Agreement (a "Nonfloorplan Agreement") pursuant to which the Seller (either directly, or as assignee of the originator of the Account) has been granted a security interest in the same Collateral Security (the "Common Collateral Security") in which the Floorplan Financing Agreement for such Dealer creates a security interest. For the avoidance of doubt, (i) a Nonfloorplan Agreement and a Floorplan Financing Agreement entered into by a Dealer and the Seller may be evidenced by a single master financing agreement between such parties and (ii) reference in this Section 2.09 to the Common Collateral Security includes the collateral in which the Dealer has granted a security interest pursuant to the Nonfloorplan Agreement.

          (b) The Seller agrees that with respect to each Receivable of each such Dealer (i) the security interest in such Common Collateral Security granted to the Seller pursuant to any Nonfloorplan Agreement is junior and subordinate to the security interest in such Common Collateral Security created by the related Floorplan Financing Agreement, (ii) the Seller has no legal right to realize upon such Common Collateral Security or exercise its rights under the Nonfloorplan Agreement in any manner that is materially adverse to the Buyer, the Trust, the Trustee, the Noteholders or the other Secured Parties in respect of the Common Collateral Security until all required payments in respect of such Receivable under the Floorplan Financing Agreement have been paid, (iii) in realizing upon such Common Collateral Security, none of the Buyer, the Trust or the Trustee will have any obligation to protect or preserve the rights of the Seller in such Common Collateral Security and (iv) in the event that the Seller receives any proceeds in respect of such Common Collateral Security prior to the payment in full of such Receivable under the Floorplan Financing Agreement, the Seller shall hold such proceeds in trust for the benefit of the Buyer, the Trust, the Trustee, the Noteholders and/or the other Secured Parties and shall pay over and deliver forthwith such proceeds to the Trustee. The Seller and the Buyer each hereby convenants and agrees that the foregoing agreement in this paragraph constitutes a subordination agreement for purposes of Section 510(a) of Title 11 of the United States Code, as amended.

          (c) If the Seller in any manner assigns or transfers any rights under, or any obligation evidenced or secured by, a Nonfloorplan Agreement, the Seller will make such assignment or transfer subject to the provisions of this Section 2.09 and require such assignee or transferee to acknowledge that it takes such assignment or transfer subject to the provisions of this Section
2.09 and to agree that it will require the same acknowledgment from any subsequent assignee or transferee.

                                 ARTICLE III

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

          SECTION 3.01. Acceptance of Appointment and Other Matters Relating to the Servicer.

          (a) The Seller agrees to act as the Servicer under this Agreement. Prior to the Effective Date, the Seller was the Servicer under the Pooling and Servicing Agreement. From and after the Effective Date, the Seller will be the Servicer under the Sale and Servicing Agreement. The Buyer hereby consents to the Seller acting as Servicer. The Seller shall have ultimate responsibility for servicing, managing and making collections on the Receivables and shall have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Servicer under this Agreement and under the Pooling and Servicing Agreement and the Sale and Servicing Agreement, as applicable.

          (b) The Servicer shall service and administer the Receivables in accordance with the provisions of the Pooling and Servicing Agreement prior to the Effective Date and in accordance with the provisions of the Sale and Servicing Agreement from and after the Effective Date.

          SECTION 3.02. Servicing Compensation.

          (a) Prior to the Effective Date, as full compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement, the Servicer shall be entitled to receive the Servicing Fee on each Distribution Date (each as defined in the Pooling and Servicing Agreement). Such Servicing Fee shall be paid in accordance with the terms of the Pooling and Servicing Agreement.

          (b) From and after the Effective Date, as full compensation for its servicing activities hereunder and under the Sale and Servicing Agreement, the Servicer shall be entitled to receive the Servicing Fee on each Payment Date. Such Servicing Fee shall be paid in accordance with the terms of the Sale and Servicing Agreement.

                                  ARTICLE IV

                   ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION 4.01. Allocations and Applications of Collections and Other Funds.

          Prior to the Effective Date, the Servicer shall apply all Collections with respect to the Receivables and all funds on deposit in the Collection Account as provided in Article IV of the Pooling and Servicing Agreement. From and after the Effective Date, the Servicer shall apply all Collections with respect to the Receivables and all funds on deposit in the Collection Account as provided in Article IV of the Sale and Servicing Agreement and as provided in the Indenture and the Indenture Supplements.

                                  ARTICLE V

                     OTHER MATTERS RELATING TO THE SELLER

          SECTION 5.01. Merger or Consolidation of, or Assumption, of the Obligations of the Seller.

          The Seller shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) The Person formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Seller is not the surviving entity, such Person shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Seller hereunder; and

          (b) the Seller has delivered to the Buyer, the Trust and the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 5.01 and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 5.02. Seller Indemnification of the Buyer.

          The Seller shall indemnify and hold harmless the Buyer, from and against any loss, liability, expense, claim, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Seller pursuant to this Agreement arising out of or based on the arrangement created by this Agreement and the activities of the Seller taken pursuant thereto, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Buyer if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or wilful misconduct by the Buyer; and provided further, that the Seller shall not indemnify the Buyer for any liabilities, cost or expense of the Buyer with respect to any Federal, state or local income or franchise taxes or the Michigan Single Business tax (or any interest or penalties with respect thereto) required to be paid by the Buyer in connection herewith to any taxing authority. Any indemnification under this Article V shall survive the termination of this Agreement.

                                  ARTICLE VI

                                  TERMINATION

          SECTION 6.01. Termination.

          This Agreement will terminate immediately after the Trust dissolves pursuant to Section 7.01 of the Trust Agreement. In addition, the Buyer shall not purchase Receivables nor shall the Seller designate Additional Accounts if the Seller shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or relating to all or substantially all of its property (an "Involuntary Case") and such Involuntary Case shall have continued for a period of ten Business Days from and including the day of receipt by the Seller at its principal corporate office of notice of such Involuntary Case; provided, that during such ten Business Day period, the Buyer shall suspend its purchase of Receivables and shall hold all Collections of Principal Receivables that would have been available to purchase Receivables in the Collection Account and (a) if by the first Business Day after such ten Business Day period, the Buyer has not obtained an order from the court having jurisdiction of such case or filing which order approves the continuation of the sale of Receivables by the Seller to the Buyer and which provided that the Buyer and any of its transferees (including the Trustee) may rely on such order for the validity and nonavoidance of such transfer (the "Order"), the Buyer shall hold such Collections in the Collection Account until such time as they may be paid as elsewhere provided herein and shall not purchase Receivables thereafter or designate Additional Accounts for transfer to the Buyer, or (b) if by such first Business Day, the Buyer has obtained such Order, the Seller may continue selling Receivables, and the Buyer may continue purchasing Receivables, pursuant to the terms hereof, as modified by the immediately succeeding sentence. During the period after the ten Business Day period described above and before the 60-day period before filing described below, the purchase price of the Receivables transferred during such period, notwithstanding anything in this Agreement to the contrary, shall be paid to the Seller by the Buyer in cash not later than the same Business Day of any sale of Receivables. During such period, Receivables will be considered transferred to the Buyer only to the extent that the purchase price therefor has been paid in cash on the same Business Day. If an order is obtained but subsequently is reversed or rescinded or expires, the Seller shall immediately cease selling Receivables to the Buyer and the Buyer shall immediately cease buying Receivables. If by the first Business Day after the 60-day period after such involuntary filing, such Involuntary Case has not been dismissed, the Buyer shall not purchase thereafter Receivables or designated Additional Accounts for transfer to the Trust.

                                 ARTICLE VII

                           MISCELLANEOUS PROVISIONS

          SECTION 7.01. Amendment.

          (a) This Agreement may be amended from time to time by the Seller and the Buyer; provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Seller addressed and delivered to the Trust and the Trustee, adversely affect in any material respect the interests of any Noteholder.

          (b) This Agreement may also be amended from time to time by the Buyer and Seller with the consent of the Holders of Notes evidencing not less than 66-2/3% of the aggregate Outstanding Dollar Principal Amount of the Notes of all adversely affected Series or Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Noteholders or deposits of amounts to be so distributed with the amount available under any Enhancement Agreement without the consent of each affected Noteholder,
(ii) change the definition of or the manner of calculating the interest of any Noteholders without the consent of each affected Noteholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder or (iv) adversely affect the rating of any Series or Class by each Note Rating Agency without the consent of each affected Noteholder. Notwithstanding anything to the contrary in the foregoing, any amendment to be effected pursuant to this paragraph (b) without the consent of each adversely affected Noteholder shall be subject to the Trustee's receipt of written confirmation from each applicable Note Rating Agency that such amendment will not have a Ratings Effect with respect to the adversely affected Notes. Any amendment to be effected pursuant to this paragraph (b) shall be deemed to adversely affect all outstanding Series and Classes, other than any Series or Class with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Seller, addressed and delivered to the Trust and the Trustee, adversely affect in any material respect the interests of any Noteholder of such Series or Class.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Seller shall furnish notification of the substance of such amendment to the Trust, the Trustee, each Rating Agency and each Enhancement Provider. Upon its receipt of any such notice, the Trustee shall promptly forward a copy of such notice to each Noteholder in accordance with the Indenture.

          (d) It shall not be necessary for the consent of Noteholders under this Section 7.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Notwithstanding anything in this Section 7.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

          (f) Notwithstanding anything in this Section 7.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any holders of the Seller's Certificates issued by the Trust pursuant to the Trust Agreement without the consent of the holders of Seller's Certificates evidencing not less than a majority of the Percentage Interests (as defined in the Trust Agreement) of the outstanding Seller's Certificates.

          SECTION 7.02. Protection of Right, Title and Interest to
Receivables.

          (a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Buyer's right, title and interest to the Receivables and Collateral Security relating thereto to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Buyer hereunder. The Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Buyer shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 7.02(a).

          (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 7.02(a) seriously misleading within the meaning of Section 9-506 of the UCC as in effect in the State of Michigan, the Seller shall give the Buyer notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof.

          (c) The Seller will give the Buyer prompt written notice of any relocation of any office at which it keeps records concerning the Receivables or of its jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof. The Seller will at all times maintain its jurisdiction of organization within the United States of America.

          (d) The Seller will deliver to the Buyer: (i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit B; (ii) on each Addition Date on which any Additional Accounts are to be included as the Accounts pursuant to Section
2.04 hereof, an Opinion of Counsel substantially in the form of Exhibit C; and
(iii) on or before March 31 of each year, beginning with March 31, 2005, an

Opinion of Counsel dated as of a date during such 90-day period, substantially in the form of Exhibit C.

          SECTION 7.03. Limited Recourse.

          Notwithstanding anything to the contrary contained herein, the obligations of the Buyer hereunder shall not be recourse to the Buyer (or any person or organization acting on behalf of the Buyer or any affiliate, officer or director of the Buyer), other than to (a) the portion of the Seller's Interest on any date of determination which is in excess of the Required Participation Amount and (b) any other assets of the Buyer not pledged to third parties or otherwise encumbered in a manner permitted by the Seller's organizational documents; provided, however, that any payment by the Seller made in accordance with this Section 7.03 shall be made only after payment in full of any amounts that the Seller is obligated to deposit in the Collection Account pursuant to this Agreement; provided further that the Noteholders shall be entitled to the benefits of the subordination, if any, of the Collections allocable to the Seller's Interest to the extent provided in the Sale and Servicing Agreement, the Indenture and the Indenture Supplements.

          SECTION 7.04. No Petition.

          The Seller hereby covenants and agrees that it will not at any time institute against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 7.05. GOVERNING LAW.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 7.06. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy, facsimile or other electronic transmission capable of transmitting or creating a written record or (d) personal delivery, with receipt acknowledged in writing, to the parties at such addresses specified in the Sale and Servicing Agreement.

          SECTION 7.07. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement and of the Notes or rights of the Trust, the Trustee, the Noteholders and the other Secured Parties.

          SECTION 7.08. Assignment.

          Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Seller without the prior consent of the Buyer, the Trust and the Trustee. The Buyer may assign its rights, remedies, powers and privileges under this Agreement to the Trust pursuant to the Sale and Servicing Agreement, and the Trust may pledge its assigned rights, remedies, powers and privileges under this Agreement to the Trustee pursuant to the Indenture for the benefit of the Noteholders and the other Secured Parties. In addition, the Buyer may assign its rights and obligations under this Agreement to a Designated Affiliate pursuant to Section 7.04 of the Sale and Servicing Agreement.

          SECTION 7.09. Further Assurances.

          The Seller agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Buyer more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 7.10. No Waiver; Cumulative Remedies.

          No failure to exercise and no delay in exercising, on the part of the Buyer, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 7.11. Counterparts.

          This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 7.12. Third-Party Beneficiaries.

          This Agreement will inure to the benefit of and be binding upon the parties hereto, the Trust, the Trustee, the Noteholders and the other Secured Parties and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 7.13. Merger and Integration.

          Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 7.14. Headings.

          The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          IN WITNESS WHEREOF, the Seller and the Buyer have caused this Second Amended and Restated Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC,
                                   Buyer,

                                   By:        /s/ M.L.
                                      --------------------------------
                                      Name:  M. L.  Davis
                                      Title: Assistant Controller,
                                             Chrysler Auto
                                             Receivables Company, a member of
                                             DaimlerChrysler Wholesale
                                             Receivables LLC


                                   DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC,
                                   Seller,

                                   By:        /s/ M.L.
                                      --------------------------------
                                      Name:   M. L. Davis
                                      Title:  Assistant Controller

                                                                     EXHIBIT A

                                    FORM OF
               ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                        (As required by Section 2.04 of
                      the Receivables Purchase Agreement)

          ASSIGNMENT NO. __ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of ___________, _____, between DaimlerChrysler Wholesale Receivables LLC, as buyer (the "Buyer") and DaimlerChrysler Services North America LLC, as seller (the "Seller"), pursuant to the Receivables Purchase Agreement referred to below.

                            W I T N E S S E T H :

          WHEREAS, the Seller and the Buyer are parties to the Second Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2004 (as amended or supplemented, the "Receivables Purchase Agreement");

          WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or thereafter created, to the Buyer (as each such term is defined in the Receivables Purchase Agreement); and

          WHEREAS, the Buyer is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ___________, _____.

          "Additional Accounts" shall mean, the Additional Accounts, as defined in the Receivables Purchase Agreement, that are designated hereby and listed on Schedule 1 hereto.

          "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, ___________, _____.

          2. Designation of Additional Accounts. The Seller hereby delivers herewith a computer file or microfiche or written list containing a true and complete list identifying all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such file, microfiche or list shall, as of the date of this Assignment supplement
Schedule 1, to the Agreement.

          3. Conveyance of Receivables. (a) The Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Receivables Purchase Agreement), to the Buyer, on the Addition Date all of its right, title and interest in, to and under the Receivables in such Additional Accounts and all Collateral Security with respect thereto owned by the Seller and existing at the close of business on the Additional Cut-Off Date and all monies due or to become due and all amounts received with respect thereto and all proceeds (including Recoveries) thereof. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by the Buyer of any obligation of the Servicer, the Seller, DaimlerChrysler or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

          (b) In connection with such sale, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of "tangible chattel paper", "accounts" or "payment intangibles" (each as defined in Section 9-102 of the UCC as in effect in the relevant jurisdiction) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Buyer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Buyer on or prior to the Addition Date. In addition, the Seller shall cause to be timely filed in the appropriate filing office any UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Seller. The Buyer shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sale.

          (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the Addition Date to indicate in its computer files that the Receivables created in connection with the Additional Accounts designated hereby have been sold and the Collateral Security assigned, to the Buyer pursuant to this Assignment and sold to the Trust pursuant to the Sale and Servicing Agreement and pledged by the Trust to the Trustee for the benefit of the Noteholders and the other Secured Parties pursuant to the Indenture.

          (d) The parties hereto intend that the transfers of Receivables and related Collateral Security effected by this Assignment be sales. Nevertheless, if such transfers are deemed to be transfers for security, then this Assignment also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and the conveyance by the Seller provided for in this Assignment shall also be deemed to be and hereby is a grant by the Seller to the Buyer of a security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under such Receivables and related Collateral Security.

          4. Acceptance by the Buyer. Subject to the satisfaction of the conditions set forth in Section 6 of this Assignment, the Buyer hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Buyer pursuant to Section 3(a) of this Assignment. The Buyer further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Seller delivered to the Buyer the computer file or microfiche or written list described in Section 2 of this Assignment.

          5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer as of the date of this Assignment and as of the Addition Date that:

               (a) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

               (b) Organization and Good Standing. The Seller is a limited liability company duly organized and validly existing and in good standing under the law of the State of Michigan and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment.

              (c) Due Qualification. The Seller is duly qualified to do business and, where necessary, is in good standing as a foreign company (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

              (d) Eligible Accounts. Each Additional Account designated hereby is an Eligible Account.

              (e) Selection Procedures. No selection procedures believed by the Seller to be adverse to the interests of the Buyer, the Trust or the Secured Parties were used in selecting the Additional Accounts designated hereby.

              (f) Insolvency. As of the Notice Date and the Addition Date, neither the Seller, the Buyer nor the Servicer are insolvent nor will any of them have been made insolvent after giving effect to the conveyance set forth in Section 3 of this Assignment, nor are any of them aware of any pending insolvency.

              (g) Valid Transfer. This Assignment constitutes a valid sale, transfer and assignment to the Buyer of all right, title and interest of the Seller in the Receivables and the Collateral Security thereof. Upon the filing of the financing statements described in Section 3 of this Assignment with the Secretary of State of the State of Michigan [and other applicable states] and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Buyer shall have a first priority perfected ownership interest in such property, subject to the rights of the Purchasers in any Collateral Security in respect of the Partial Accounts (other than vehicles relating to Principal Receivables arising in the Partial Accounts). Except for Liens permitted under the Receivables Purchase Agreement and under the Sale and Servicing Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Collateral of the Trust.

              (h) Due Authorization. The execution and delivery of this Assignment and the consummation of the transactions provided for or contemplated by this Assignment have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

              (i) No Conflict. The execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such Seller is a party or by which it or its properties are bound.

              (j) No Violation. The execution and delivery of this Assignment by the Seller, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound.

              (k) No Proceedings. There are no proceedings or, to the best knowledge of the Seller, investigations pending or threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment, (v) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Certificates or (vi) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any state income, single business or franchise tax systems.

              (l) Record of Accounts. As of the Addition Date, Schedule 1 to this Assignment is an accurate and complete listing in all material respects of all the Additional Accounts as of the Additional Cut-Off Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Additional Cut-Off Date.

              (m) No Liens. Each Receivable and all Collateral Security existing on the Addition Date has been conveyed to the Buyer free and clear of any Lien, subject to the rights of the Purchasers in any Collateral Security in respect of the Partial Accounts (other than the vehicles relating to the Principal Receivables arising in the Partial Accounts) and except for Liens permitted under the Receivables Purchase Agreement and under the Sale and Servicing Agreement.

              (n) All Consents Required. With respect to each Receivable and all Collateral Security existing on the Addition Date, all appraisals, authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Assignment and the Certificates, the conveyance of each Receivable and Collateral Security, the performance of the transactions contemplated by this Assignment, and the fulfillment of the terms hereof or thereof, have been obtained, effected or given and are in full force and effect.

              (o) Eligible Receivables. On the Additional Cut-Off Date, each Receivable conveyed to the Buyer as of such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Buyer in accordance with Section 2.08 of the Receivables Purchase Agreement.

          6. Conditions Precedent. The acceptance of the Buyer set forth in
Section 4 of this Assignment are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

             (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Section 5 of this Assignment shall be true and correct as of the date of this Assignment and as of the Addition Date;

              (b) Agreement. Each of the conditions set forth in Section 2.04(b) of the Receivables Purchase Agreement applicable to the designation of the Additional Accounts to be designated hereby shall have been satisfied; and

              (c) Additional Information. The Seller shall have delivered to the Buyer such information as was reasonably requested by the Buyer to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) of this Assignment.

          7. Ratification of Agreement. As supplemented by this Assignment, the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

          8. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT

REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                    DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC,
                                    Buyer,

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



                                    DAIMLERCHRYSLER SERVICES NORTH AMERICA
                                     LLC,

                                    Seller,

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                                     EXHIBIT B

                                    FORM OF
                              OPINION OF COUNSEL

                      (As required by Section 7.02(d) of
                      the Receivables Purchase Agreement)

          (a) The Amendment to the Receivables Purchase Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally from time to time in effect. The enforceability of the Seller's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Amendment has been entered into in accordance with the terms and provisions of Section 7.01 of the Receivables Purchase Agreement.

          (c) The Amendment will not adversely affect in any material respect the interests of the Noteholders. [Include this clause (c) only in the case of amendments effected pursuant to Section 7.01(a) of the Receivables Purchase Agreement.]

                                                                     EXHIBIT C

                                    FORM OF
                              OPINION OF COUNSEL

                    Provisions to Be Included in Opinion of
                 Counsel Delivered Pursuant to Section 7.02(d)
                    of the Receivables Purchase Agreement*

          The opinions set forth below may be subject to all the applicable qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel to DaimlerChrysler Services North America LLC (the "Seller"), delivered on any Closing Date. Capitalized terms used but not defined herein are used as defined in the Second Amended and Restated Receivables Purchase Agreement dated as of December 16, 2004 (the "Receivables Purchase Agreement") between DaimlerChrysler Wholesale Receivables LLC, as buyer (the "Buyer") and the Seller.

          [(a) The Assignment has been duly authorized, executed and delivered by the Seller, and constitutes the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.]

          (b) Assuming Receivables [in the Additional Accounts] are created under, and are evidenced solely by, Floorplan Financing Agreements, such Receivables will constitute "tangible chattel paper", "accounts" or "payment intangibles" (each as defined under Section 9-102 of the UCC as in effect in the relevant jurisdiction).

          (c) With respect to Receivables [in the Additional Accounts] in existence on the date hereof with respect to Receivables [in the Additional Accounts] that come into existence after the date hereof, upon the creation of such Receivables and the subsequent transfer of such Receivables to the Buyer free and clear of any Liens in accordance with the Receivables Purchase Agreement and receipt by the Seller of the consideration therefor required pursuant to the Receivables Purchase Agreement, a bankruptcy court having jurisdiction over the Seller (i) would not be entitled to compel the turnover of such Receivables or the proceeds thereof to the Seller under Section 542 of the Bankruptcy Code and (ii) would not be entitled to treat such Receivables or the proceeds thereof as assets included in the estate of the Seller pursuant to Section 541 of the Bankruptcy Code or subject to the automatic stay provision of Section 362(a) of the Bankruptcy Code.

--------------
* Include bracketed language only in the case of additions of Accounts effected pursuant to Section 2.04 of the Receivables Purchase Agreement.

                                                                     EXHIBIT D

                                    FORM OF
                          REASSIGNMENT OF RECEIVABLES

                        (As required by Section 2.06 of
             the Receivables Purchase Agreement referred to below)

          REASSIGNMENT NO. __ OF RECEIVABLES dated as of ___________, _____ by and between DaimlerChrysler Wholesale Receivables LLC, as buyer (the "Buyer"), and DaimlerChrysler Services North America LLC, as seller (the "Seller"), pursuant to the Receivables Purchase Agreement referred to below.

                            W I T N E S S E T H :

          WHEREAS the Seller and the Buyer are parties to the Second Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2004 (as amended or supplemented, the "Receivables Purchase Agreement");

          WHEREAS pursuant to the Receivables Purchase Agreement, the Seller wishes to remove all Receivables from certain designated Accounts and the Collateral Security thereof (the "Removed Accounts") and to cause the Buyer to reconvey such Removed Accounts and such Collateral Security, whether now existing or hereafter created, from the Buyer to the Seller (as each such term is defined in the Receivables Purchase Agreement); and

          WHEREAS, the Buyer is willing to accept such designation and to reconvey the Receivables in the Removed Accounts and such Collateral Security subject to the terms and conditions hereof;

            NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:

          (i) Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

               "Removal Commencement Date" shall mean, with respect to the Removal Accounts designated hereby, ___________, _____.

               "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, ___________, _____.

               "Removed Accounts" shall mean, the Removed Accounts, as defined in the Receivables Purchase Agreement, that are designated hereby and listed on Schedule 1 hereto.

          (ii) Designation of Accounts to be Removed. The Seller shall deliver to the Buyer, the Trustee, any Enhancement Providers and the Rating Agencies a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Accounts and the Designated Balance. Such list shall be marked as
Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date and shall amend Schedule 1 to the Receivables Purchase Agreement.

          (iii) Conveyance of Receivables and Accounts.

               (1) The Buyer does hereby transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Date, all right, title and interest of the Trust in, to and under all Receivables now existing at the close of business on the Removal Date and thereafter created from time to time until the termination of the Trust in Removed Accounts designated hereby, all Collateral Security thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables), all proceeds (as defined in Section 9-315 of the UCC as in effect in the State of Michigan and Recoveries) thereof relating thereto.

              (2) If requested by the Buyer, in connection with such transfer, the Buyer agrees to execute and deliver to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time and Collateral Security thereof in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts and the Collateral Security, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

          (iv) Acceptance by Buyer. The Buyer hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Reassignment, the Seller delivered to the Buyer the computer file or microfiche or written list described in paragraph (ii) of this Reassignment.

          (v) Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer as of the Removal Date:

              (1) Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

              (2) No Early Redemption Event. The removal of any such Eligible Account hereby removed shall not, in the reasonable belief of the Seller, cause an Early

     Redemption Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

              (3) Selection Procedures. No selection procedures believed by the Seller to be adverse to the interests of the Trust or the Secured Parties were utilized in selecting the Designated Accounts; and

              (4) List of Removed Accounts. The list of Removed Accounts delivered pursuant to paragraph (ii) of this Reassignment, as of the Removal Commencement Date, is true and complete in all material respects; provided, however, that in the event that the removal on such Removal Date relates solely to Ineligible Accounts, the Seller shall be deemed to make only the representations and warranties contained in paragraph
     (v)(1) above.

          (vi) Conditions Precedent. The ratification of the Receivables Purchase Agreement set forth in paragraph (vii) hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

              Officers' Certificate. The Seller shall have delivered to the Buyer, the Trust, the Trustee and the Enhancement Providers an Officers' Certificate certifying that each of the representations and warranties made by the Seller in paragraph (v) hereof is true and correct as of the Removal Date and that the Seller reasonably believes that the removal of the Removed Accounts will not result in the occurrence of an Early Redemption Event. The Buyer may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          (vii) Ratification of Receivables Purchase Agreement. As supplemented by this Reassignment, the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

          (viii) Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          (ix) GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                    DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC,
                                    Buyer,

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



                                    DAIMLERCHRYSLER SERVICES NORTH AMERICA
                                     LLC,
                                    Seller,

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                                    SCHEDULE 1

                               LIST OF ACCOUNTS

                         [Deemed to be incorporated.]



                                    Sch-1